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                           SHORT-TERM INVESTMENTS CO.


                                PRIME PORTFOLIO


                            PRIVATE INVESTMENT CLASS


                       Supplement dated October 18, 1996
                   to the Prospectus dated December 12, 1995



The first paragraph under the caption "Investment Program - Investment Policies" on page 6 is revised to read in its entirety as follows:

         "The Portfolio may invest in a broad range of government, bank and commercial obligations and taxable municipal securities that may be available in the money markets. Such obligations are collectively referred to as "Money Market Obligations" and include U.S. Treasury obligations, which include Treasury bills, notes and bonds, and repurchase agreements relating to such securities. The Portfolio may also engage in certain investment practices described below. The market values of the money market instruments held by the Portfolio will be affected by changes in the yields available on similar securities. If yields have increased since a security was purchased, the market value of such security will generally have decreased. Conversely, if yields have decreased, the market value of such security will generally have increased."